                                                                      EXHIBIT 10

                         COMMON STOCK PURCHASE AGREEMENT

         This Agreement dated as of August 13, 1999 is entered into by and among Interleaf, Inc., a Massachusetts corporation (the "Company"), and each entity which executes a counterpart to this Agreement and is listed on EXHIBIT A (each referred to herein as "Purchaser", and collectively referred to herein as the "Purchasers").

In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.       PURCHASE AND SALE OF SHARES.

1.1 AUTHORIZATION. The Company has duly authorized the sale and issuance, pursuant to the terms this Agreement, of an aggregate of up to 1,000,000 shares (the "Shares") of its Common Stock, $0.01 par value per share ("Common Stock").

1.2 PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase and the Company agrees to sell, that number of Shares indicated below the Purchaser's name below, at a purchase price of $7.50 per share (the "Purchase Price").

1.3 CLOSING. The Closing of the purchase and sale of the Shares contemplated by this Agreement (the "Closing") shall take place at the offices of the Company at such time, date and place as shall be specified upon not less than three business days' written notice given by the Company to the Purchaser in the form attached as EXHIBIT B. At the Closing, the Company shall deliver to each Purchaser certificates for the number of Shares for which that Purchaser has subscribed against payment of the purchase price therefore. Such shares shall upon request be delivered via DWAC or other electronic means.

         Each Purchaser shall remit the Purchase Price for the Shares being purchased immediately upon receipt of notice of the Closing, as follows:


         WIRE TRANSFER INSTRUCTIONS:                                IF BY CHECK:
         ---------------------------                                ------------
         Bank:                  Fleet Private Banking               PAYABLE TO: INTERLEAF, INC.
         ABA No.:               011000138                           MAILED TO:
         Swift Code:            FLTBUS3B                            Brown Rudnick, Freed & Gesmer
         City:                  Boston                              One Financial Center, 18th Floor
         State:                 Massachusetts                       Boston, MA 02111
         Account No.            93568 68063                         Attn:    David Murphree, Esq.
         Account Name:          Brown, Rudnick, Freed & Gesmer,              (617) 856-8362
                                Client Trust Fund
         BRFG Attorney:         David H. Murphree



1.4 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares to increase the Company's investment in E-content marketing and development, potential acquisitions, for other working capital purposes and for other purposes as the Company sees fit.

2.       CONDITIONS TO CLOSING.

         The obligation of the Purchasers to purchase and pay for the Shares shall be subject to the following conditions (any of which may be waived by a Purchaser, acting individually, in its sole discretion, as to Purchaser's own Shares, but not as to the Shares to be purchased by any other Purchaser):

2.1 REGISTRATION OF SHARES. A registration statement under the Securities Act of 1933, as amended (the "Securities Act"), on Form S-3 (or any successor short form registration involving a similar amount of disclosure; or if then ineligible to use any such form, then any other available form of registration statement) covering the resale by Purchaser of all the Shares purchased by the Purchaser hereunder (the "Registration Statement") shall have been filed, shall have completed staff review, if any, by the staff of the Securities and Exchange Commission ("SEC"), and the Company shall have received oral advise from the SEC staff that it is prepared to grant a request for acceleration of the effective date of such Registration Statement upon issuance of the Shares.

2.2 CERTIFICATE OF COMPANY. The Company shall upon request deliver to the Purchaser or its agent:

         a) a certificate, as of recent date, as to the legal existence and corporate good standing of the Company issued by the Secretary of State of the Commonwealth of Massachusetts;

         b) a copy of the Articles of Organization of the Company, as amended and in effect as of the Closing Date, certified by the Secretary of State of the Commonwealth of Massachusetts, as of recent date;

         c) a copy of the By-laws of the Company, certified by its Clerk as in effect as of the Closing Date; and

         d) a copy of the resolutions of the Board of Directors of the Company authorizing and approving this Agreement and the issuance of the Shares hereby, certified by the Clerk of the Company.



3. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants to each Purchaser as follows as of the date hereof and as of Closing.

3.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company.

3.2 CAPITALIZATION. The Company is authorized to issue (a) 50,000,000 shares of common stock, $.01 par value per share, and (b) 5,000,000 shares of Preferred Stock, $.10 par value per share, of which (i) 2,142,857 shares have been designated as Senior Series B Convertible Preferred Stock, and (ii)11,000 shares have been designated as 6% Convertible Preferred Stock. As of July 22, 1999, there were issued and outstanding 11,522,651 shares of Common Stock and 726,003 shares of Series B Preferred Stock, and options, warrants, or rights to purchase had been granted by the Company for an aggregate of approximately 1,820,000 shares of Common Stock and 763 shares of 6% Convertible Preferred Stock. The Common Stock and the Preferred Stock of the Company have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Articles of Organization and amendments thereto. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

3.3 AUTHORITY FOR AGREEMENT. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

3.4 ISSUANCE AND SALE OF SHARES. The issuance and sale of the Shares by the Company has been duly authorized and the Shares have been duly reserved for issuance by all necessary corporate action on the part of the Company, and the Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. Based in part on the representations made by or on behalf of each Purchaser in Section 4 of each of this Agreement, the offer, issuance and sale of the Shares pursuant to this Agreement are exempt from registration under the Securities Act and applicable state securities laws.

3.5 NO BREACH. The execution, delivery and performance of this Agreement by the Company will not (a) conflict with or violate any provision of the Articles of Organization, as amended, or By-laws of the Company, (b) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in breach of, constitute a default under, or require any notice, consent or waiver under, any contract, agreement or other instrument to which the Company is a party or by which it is bound (other than any consent or waiver which has already been obtained), or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, excluding from subparagraphs (a)-(d) such matters as would not in the aggregate have a material adverse effect on the operations or financial condition of the Company or upon the transactions contemplated hereby.

3.6 SEC REPORTS The Company has previously furnished to the Purchasers complete and accurate copies, as amended or supplemented, of its (i) Annual Report on Form 10-K for the fiscal year ended March 31, 1999, as filed with the SEC, (ii) all proxy statements relating to the Company's meetings of stockholders held or currently scheduled since March 31, 1999 and (iii) all other reports filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") since March 31, 1999 and through the date hereof (such reports are collectively referred to herein as the "Company Reports"). The Company Reports constitute all of the documents required to be filed by the Company under Section 13, 14 or 15(d) of the Exchange Act with the SEC since January 1, 1999. As of their respective dates, the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.7 FINANCIAL STATEMENTS. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto),
         (iii) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Company.

3.8 OTHER INFORMATION. The Company has provided to and discussed with the Purchaser such information as the Purchaser has requested (to the extent available) regarding the current operations, financial condition (including the amount of available cash) and plans of the Company.

3.9 MATERIAL ADVERSE CHANGE. Except as disclosed by the Company in writing to the Purchaser prior to the date hereof, since March 31, 1999, there has not been any material adverse change in the operations or financial condition of operations of the Company.

3.10 ACTIONS AND PROCEEDINGS. There are no actions, suits or claims or legal or arbitral proceedings or governmental inquiries or investigations, pending, or, to the Company's knowledge, any threatened against the Company, which questions the validity of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the operations or financial condition of the Company.

4. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

4.1 INVESTMENT. Purchaser (i) is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same other than pursuant to an effective registration statement under the Securities Act, (ii) has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof, and (iii) is fully aware that in agreeing to sell the Shares and entering into this Agreement, the Company is relying upon the truth and accuracy of the representations and warranties contained herein.

4.2 AUTHORITY FOR AGREEMENT. Purchaser has full power and authority to execute, deliver and perform its obligations under this Agreement in accordance with its terms. Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser, enforceable against such Purchaser in accordance with its terms.

 4.3 INFORMATION. Purchaser or its attorney-in-fact (a) has reviewed the representations of the Company contained in this Agreement and the Company Reports, and (b) has had the opportunity to make inquiry concerning the Company and its business and personnel. The officers of the Company have made available to each such person any and all written information that it has requested and have answered to each such person's satisfaction all inquiries made.

4.4 ACCREDITED INVESTOR. Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Purchaser, either alone or with its purchaser representative or attorney-in-fact, has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof, including a complete loss of its entire investment.

4.5 BROKERAGE. Other than Adams, Harkness & Hill, and Stonegate Securities, which are acting as agent for the Company, no broker, finder, agent or similar intermediary has acted on behalf of Purchaser in connection with the Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with Purchaser.

4.6 PURCHASER REPRESENTATIVES. In the event that any signatory hereto is signing as attorney-in-fact for advisory client Purchaser(s), as indicated by checking the box above the signature for the Purchaser at the end hereof, the undersigned signatory represents and warrants that the undersigned has been duly appointed as attorney-in-fact of such Purchaser(s), that the undersigned has sufficient discretionary authority to enter into this Agreement on behalf of such Purchaser(s), and that each of the representations and warranties contained in this
         Section 4 are true and correct with respect to each of such Purchaser(s). Except for investment advisors described in this Section
         4.6 or as specifically disclosed to the Company, the Purchaser is not an affiliate of the Company, a broker-dealer or affiliated with a broker-dealer.

5. COVENANTS OF THE COMPANY. The Company agrees with Purchaser as follows:

5.1 INFORMATION TO BE FURNISHED. The Company shall deliver to the Purchaser with reasonable promptness, such material notices, information and data with respect to the Company as the Company files with the SEC and delivers to all holders of its Common Stock, and such other information and data as the Purchaser may from time to time reasonably request; provided, that the Company shall not be obligated to provide the Purchaser with any material, non-public information.

5.2 RESERVATION OF SHARES. The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon purchase of all of the Shares.

5.3 REGISTRATION OF SHARES. The Company will within seven days after the date this Agreement is signed by all Purchasers file with the SEC the Registration Statement, and will use its commercially reasonable efforts to cause such Registration Statement to become effective as promptly as possible and remain effectively continuously until the earlier of (i) two years from the Closing Date, (ii) such time as all of the Shares held by Purchaser may be sold pursuant to Rule 144(k) promulgated under the Securities Act on a single day, or (iii) such time as all Shares have been sold. Purchaser will cooperate in promptly providing all information or certificates required from it in order to be included as a selling stockholder on such Registration Statement.

5.4 LISTING OF SHARES. The Company will, within seven days after the date this Agreement is signed by all Purchasers, file with The Nasdaq Stock Market, Inc. a Notification of Listing of Additional Shares (together with the required listing fee), thereby listing the Shares on the NASDAQ National Market System.

6.       MISCELLANEOUS.

6.1 ASSIGNABILITY. This Agreement, and the rights and obligations of the Purchaser hereunder, may not be assigned in whole or in part by Purchaser to any person or entity.

6.2 CONFIDENTIALITY. Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which Purchaser may obtain from the Company pursuant to this Agreement, unless such information is known, or until such information becomes known, to the public; PROVIDED, HOWEVER, that Purchaser may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Shares from a Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, or (iii) to any affiliate of a Purchaser; subject to the agreement of such party to keep such information confidential as set forth herein.

6.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

6.4 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service, transmitted via facsimile with answerback and with copy via U.S. mail, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

                  If to the Company, at Interleaf, Inc., 62 Fourth Avenue, Waltham, Massachusetts 02451, Attn: General Counsel, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser; or

                  If to Purchaser, at its address as indicated underneath its signature below, or at such other address or addresses as may have been furnished in writing by the Purchaser to the Company.

         Notices provided in accordance with this Section 6.4 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service for next business day delivery, or two business days after deposit in the mail and on the next business day following transmittal via facsimile.

6.5 INDEMNIFICATION AND EXPENSES. The Company and each Purchaser each agree to indemnify and save the other harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any agreement, statement or representation alleged to have been made by such indemnifying party. Each party will pay its own closing costs and attorneys fees.

6.6 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

6.7 AMENDMENT AND WAIVER. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and of two-thirds (67%) of the Purchasers. Any amendment or waiver effected in accordance with this
         Section 6.7 shall be binding upon each holder of any Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

6.9 SEPARATE AGREEMENT WITH EACH PURCHASER. While this Agreement is being executed in multiple counterparts with many Purchasers, the transaction with each Purchaser shall be considered a separate transaction and none of the rights or obligations of any Purchaser shall be the in any way affected by actions of any other Purchasers except to the extent that Purchasers are required by the terms hereof to act as a group.

6.10 HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

6.11 ENFORCEABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

6.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without reference to the choice of law provisions thereof.

Executed as of the date first written above.

                                 INTERLEAF, INC.


                                 By:  /s/  PETER J. RICE
                                    -----------------------------
                                      Peter J. Rice, CFO


         PURCHASER:
                                                                         Shares              Dollars
                                                                        Purchased            Invested
                                                                        ---------            --------


------------------------------------------------------------
PURCHASER'S NAME HERE

/ /      Check this box to indicate that the undersigned is acting as attorney-in- fact for certain advisory client Purchasers with respect to which it has discretionary authority.
                                                                                             $
                                                                        ---------            --------



By:
       --------------------

Name:
       --------------------

Title:
       --------------------

Date:  AUGUST 13, 1999
       --------------------

ADDRESS FOR DELIVERY OF SHARES:


       --------------------

       --------------------

       --------------------

                                    EXHIBIT A
                                       TO
                   AUGUST 1999 COMMON STOCK PURCHASE AGREEMENT

                               LIST OF PURCHASERS




                                                                         SHARES                    DOLLARS
PURCHASER                                                               PURCHASED                 INVESTED
---------                                                               ---------                 --------

------------------------------------------------------------       --------------------       ------------------

------------------------------------------------------------       --------------------       ------------------

------------------------------------------------------------       --------------------       ------------------

------------------------------------------------------------       --------------------       ------------------

------------------------------------------------------------       --------------------       ------------------

------------------------------------------------------------       --------------------       ------------------

------------------------------------------------------------       --------------------       ------------------

------------------------------------------------------------       --------------------       ------------------

TOTALS:


                                    EXHIBIT B
                                       TO
                   AUGUST 1999 COMMON STOCK PURCHASE AGREEMENT

                            FORM OF NOTICE OF CLOSING


                             [INTERLEAF LETTERHEAD]
DATE

VIA FACSIMILE

To the Private Placement Purchasers
         Under the August 1999 Common Stock Purchase Agreement

Re:      NOTICE OF CLOSING

Gentlemen:

Reference is made to the Common Stock Purchase Agreement between Interleaf, Inc. (the "Company") and you dated August __, 1999 (the "Purchase Agreement").

This letter constitutes Notice of Closing from the Company to you under to
Section 1.3 of the Agreement. The Closing will occur on _____, 1999. Pursuant to the Purchase Agreement, the Purchase Price for the Shares you have committed to buy must be remitted to the Company immediately.

At the Closing, the Company will deliver your Shares in certificate form, or via DWAC or other delivery instructions that you may wish to provide.

Thank you for your cooperation in this matter. If you have any questions, please feel fee to call either Peter Rice at (781) 768-1509, or the undersigned at
(781) 768-1086.



Very truly yours,



Craig Newfield
General Counsel